UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2024

NCR ATLEOS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Maryland	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (832) 308-4999
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
NCR Atleos Corporation ("Atleos" or the “Company”), held its 2024 Annual Meeting of Stockholders on May 21, 2024 (the "2024 Annual Meeting"). Record holders of Atleos common stock, par value $0.01 per share at the close of business on March 4, 2024, the record date for the 2024 Annual Meeting, were entitled to vote each of the proposals considered at the 2024 Annual Meeting. The final results for each of the matters submitted to a vote of Atleos' stockholders at the 2024 Annual Meeting are as follows:
1.Election of Directors. Eight directors were elected to serve a term expiring at the Company's 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify by the votes set forth in the table below:

Nominee	Votes for	Votes Against	Votes abstained	Broker Non-Votes
Odilon Almeida, Jr.	57,406,780	847,913	61,111	8,318,793
Mary Ellen Baker	58,015,593	242,700	57,511	8,318,793
Mark W. Begor	57,525,481	730,370	59,953	8,318,793
Michelle McKinney Frymire	57,594,675	662,712	58,417	8,318,793
Frank A. Natoli	57,567,992	686,773	61,039	8,318,793
Timothy C. Oliver	58,160,049	97,008	58,747	8,318,793
Joseph E. Reece	57,526,893	727,650	61,261	8,318,793
Jeffry H. von Gillern	57,409,442	846,053	60,309	8,318,793
2. Non-Binding and Advisory Vote to Approve the Compensation of Named Executive Officers as Disclosed in the Proxy Statement. Executive compensation disclosed in the Company's Proxy Statement was approved, on a non-binding and advisory basis, by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,883,565	1,259,012	173,227	8,318,793
3. Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers. The holders of shares of common stock approved the frequency of future advisory votes on executive compensation as set forth in the table below:

One Year	Two Years	Three Years	Votes Abstained
55,711,283	37,522	2,505,017	61,982
Based upon these results, which were consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Company will continue to hold an advisory vote on the compensation of the named executive officers annually until the next vote on the frequency of holding such advisory votes.
4. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 was ratified by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,475,793	103,069	55,735	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos Corporation

By:	/s/ Ricardo Nuñez
Ricardo Nuñez
Executive Vice President, General Counsel and Corporate Secretary
Date: May 21, 2024